VANGUARD NEW YORK TAX-EXEMPT FUNDS

ANNUAL REPORT - NOVEMBER 30, 2000


INCLUDED WITHIN THIS REPORT:

VANGUARD NEW YORK TAX-EXEMPT MONEY MARKET FUND
VANGUARD NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND


[PHOTO OF SHIP]
[THE VANGUARD GROUP LOGO]

[MEMBERS OF THE VANGUARD GROUP(R) LOGO]

OUR REPORTS TO THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.

     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.

     We've introduced several changes to this year's annual reports to make them even more useful. Among the changes:

     **Larger type and redesigned graphics to make the reports easier to read.

     **An at-a-glance summary of key points about fund performance and the financial markets.

     **A table--included for many funds--in which the investment adviser highlights significant changes in holdings.

     We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY

* The Vanguard New York Tax-Exempt Funds earned solid returns that topped those of their average competitors.

* Our Insured Long-Term Tax-Exempt Fund benefited from the market's preference for higher-quality bonds.

**During the 12 months ended November 30, most fixed income securities far outperformed stocks, many of which took a sound beating.

CONTENTS

  1 Letter from the Chairman

  7 Report from the Adviser

 10 Fund Profiles

 12 Glossary of Investment Terms

 13 Performance Summaries

 15 Financial Statements

 34 Report of Independent Accountants

LETTER
 FROM THE CHAIRMAN

Dear Shareholder,

During the 12 months ended November 30, 2000, municipal bonds provided excellent returns, as a decline in long-term interest rates and a generally tighter supply of munis helped boost prices. In this environment, the returns of both of the vanguard new york tax-exempt funds out-paced those of competing mutual funds.


2000 TOTAL RETURNS                                     FISCAL YEAR ENDED
                                                             NOVEMBER 30
------------------------------------------------------------------------
VANGUARD NEW YORK TAX-EXEMPT
 MONEY MARKET FUND                                                  3.9%
(SEC 7-Day Annualized Yield: 3.99%)
Average New York Tax-Exempt
 Money Market Fund*                                                 3.4
------------------------------------------------------------------------
VANGUARD NEW YORK INSURED
 LONG-TERM TAX-EXEMPT FUND                                          9.6%
Average New York Insured Municipal Debt Fund*                       7.5
Lehman Municipal Bond Index                                         8.2
------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


     The accompanying table presents each fund's 12-month return along with those of our average mutual fund competitors. Our bond fund is also compared with the Lehman Brothers Municipal Bond Index, a broad measure of the muni market.

     The total return (capital change plus reinvested dividends) of our Insured Long-Term Tax-Exempt Fund is based on an increase in net asset value from $10.42 per share on November 30, 1999, to $10.83 per share on November 30, 2000, and is adjusted for dividends totaling $0.556 per share paid from net investment income. The Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. At the end of the fiscal year, the Insured Long-Term Fund's yield was 4.90%, down from 5.22% a year earlier; the Money Market Fund's yield was 3.99%, up from 3.49%.

     For New York residents, income earned by our funds is exempt from federal and New York income taxes, but may be subject to local taxes and to the alternative minimum tax.

FINANCIAL MARKETS IN REVIEW

Overall, it was an extremely difficult and volatile period for the U.S. stock market. Most broad market indexes notched negative returns for the 12 months. Technology-related stocks slid, but many other segments also suffered--in part because the U.S. economy seemed to be losing some steam. In late November, the tech-heavy Nasdaq Composite Index was off nearly 50% from the all-time high it reached on March 10. Despite the broad market's decline, there were pockets of excellent performance within the stock market. In fact, the slump in growth stocks that began in the spring coincided with a surge in value-oriented shares--the stocks of companies with below- average prices in relation to measures such as earnings and book value. And mid-capitalization stocks, particularly those with a value bent, notched excellent 12-month returns.

MARKET BAROMETER                                   AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED NOVEMBER 30, 2000

                                                  ONE        THREE         FIVE
                                                 YEAR        YEARS        YEARS
-------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      9.1%         6.1%         6.4%
Lehman 10 Year Municipal Bond Index              7.7          5.0          5.6
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                        5.9          5.2          5.2
-------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -4.2%        12.7%        18.7%
Russell 2000 Index (Small-caps)                 -0.6          2.4          9.1
Wilshire 5000 Index (Entire market)             -5.8         10.8         16.7
MSCI EAFE Index (International)                 -9.5          8.7          7.5
===============================================================================
CPI
Consumer Price Index                             3.4%         2.5%         2.5%
-------------------------------------------------------------------------------

     For bonds, it was an entirely different story. As you can see in the table above, the returns of three major fixed income indexes surpassed those of many stock market measures in the past year. Long-term Treasury bonds performed particularly well. A decline in long-term interest rates boosted prices, as did the federal government's buyback of long-term Treasuries-- a continuing effort aimed at paring the national debt. The Lehman Long U.S. Treasury Index returned an excellent 15.7% for the fiscal year. Returns of broader bond market measures were not quite as strong, but were still solid in absolute terms.

     Signs of decelerating growth--the product of the Federal Reserve Board's campaign to raise short-term interest rates to head off inflation--were welcomed by some segments of the bond market. However, for lower-quality securities, an economic slowdown is undeniably bad news. Slower growth can lead to erosion in corporate profits, which, in turn, can damage a company's ability to repay its debt obligations. The Lehman High Yield Index returned -6.6% for the fiscal year, about 15 percentage points behind the return of the broad bond market.

MUNI AND TREASURY YIELDS MOVE CLOSER

Municipal bonds performed well during the fiscal year. Overall, the difference between the yield of the 30-year U.S. Treasury bond and the yield of an insured long-term, high-quality municipal bond narrowed during the period to an extraordinarily slim 6 basis points (0.06 percentage point). The narrowing was the result of a 45-basis-point decline in the yield of muni bonds to 5.55% and a slightly steeper decline (68 basis points) in the yield of the 30-year Treasury to 5.61%. Such a tiny yield differential makes muni bonds extremely attractive because the interest paid on municipal bonds is exempt from federal income taxes while that paid on Treasuries is taxable at a rate of up to 39.6%.

     Short-term muni rates rose 40 basis points to 4.20%, while the yield of the 3-month U.S. Treasury bill climbed 90 basis points to 6.20%.

     Muni bonds benefited from a decline in new issuance, which helped support prices. For more detailed information on the municipal bond market, see the Report from the Adviser beginning on page 7.

--------------------------------------------------------------------------------
The difference between Treasury and muni yields narrowed during the fiscal year.
--------------------------------------------------------------------------------

FISCAL 2000 PERFORMANCE OVERVIEW

For Vanguard New York Insured Long-Term Tax-Exempt Fund, the fiscal year produced returns that were excellent both on an absolute basis and relative to the average New York insured municipal bond fund. Our 9.6% total return consisted of an income return of 5.7% and a price increase of 3.9%. (The Performance Summary on page 14 presents a historical breakdown of the fund's returns.) There are two key distinctions between our fund and its competitors: quality and cost. During fiscal 2000, both of these worked in our favor.

QUALITY AND COST MATTER

Generally, our holdings have a higher average credit quality than those of our peers. When investors are focusing on high credit quality--for example, during periods of uncertainty about an economic slowdown or in the midst of stock market stress--our emphasis on quality results in relatively strong returns. However, our relative results can lag when lower-quality bonds outpace higher-quality securities.

--------------------------------------------------------------------------------
Our cost and credit-quality differences helped our relative performance.
--------------------------------------------------------------------------------

     While our high credit quality can in the short run be an advantage or a detriment, the cost difference between our fund and its peers is always an advantage to our shareholders. Our low cost also directly supports our quality mandate. Higher-quality bonds pay less interest than lower-quality bonds. However, our rock-bottom costs enable us to offer above-average net yields nonetheless. This is because fund operating and administrative expenses are deducted from a fund's income; by forfeiting less of our income to expenses, we can offer both above-average yields and above-average quality.

     Our Insured Long-Term and Money Market Tax-Exempt Funds have expense ratios (annual expenses as a percentage of average net assets) of 0.20% and 0.14%, respectively--a fraction of the 1.17% charged by the average New York insured municipal fund and the 0.59% charged by the average New York tax-exempt money market fund. This advantage aids us each year in our pursuit of superior results and is especially powerful over longer periods. The combination of this cost advantage and the skillful management of Vanguard's Fixed Income Group has benefited our shareholders over the past decade, and we expect it to continue to do so in the future.

     It's also important to note that our fiscal-year return exceeded that of the Lehman Municipal Bond Index, which includes muni bonds from across the country. The index is a notoriously tough competitor because it does not incur the "real world" operating expenses and transaction costs that all mutual funds must bear.

     The Tax-Exempt Money Market Fund provided a total return of 3.9%, outpacing the 3.4% return of its average peer. Here, too, cost was the key reason for our margin of outperformance.

THE MUNICIPAL BOND TAX ADVANTAGE

For New York residents, the income earned by our funds is exempt from federal, state, and, in most cases, local income taxes. At current yields, that means that investors in the New York Insured Long-Term Tax-Exempt Fund who are taxed at the highest marginal federal tax rate (39.6%) can earn about 65% more after-tax income than they could in a comparable long-term U.S. Treasury bond fund. Our Money Market Fund also offers New York residents an advantage over taxable investments with similar maturities. On November 30, the yield of MIG-1 notes was about 14% higher than the after-tax yield of 90-day U.S. Treasury bills. For New York taxpayers subject to the highest tax rates, a yield of 5.6% on a tax-exempt long-term bond is the equivalent of a 9.3% taxable yield. For a tax-exempt short-term yield of 4.2%, the taxable equivalent is 7.0%.


COMPARISON                                          FROM A HYPOTHETICAL $100,000
OF INCOME                                             INVESTMENT BASED ON YIELDS
                                                         AS OF NOVEMBER 30, 2000

                                            SHORT-TERM                LONG-TERM
--------------------------------------------------------------------------------
Taxable gross income                            $6,200                   $5,600
Less taxes (39.6%)                              (2,500)                  (2,200)
Net after-tax income                             3,700                    3,400
--------------------------------------------------------------------------------
Tax-exempt income                               $4,200                   $5,600
--------------------------------------------------------------------------------
Tax-exempt income advantage                       $500                   $2,200
--------------------------------------------------------------------------------
Percentage advantage                               14%                      65%
--------------------------------------------------------------------------------
This illustration assumes current yields (as of November 30, 2000) of 5.6% for long-term U.S. Treasury bonds, 6.2% for U.S. Treasury bills, 5.6% for long-term municipals, and 4.2% for short-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

     These remarkable advantages are illustrated in the adjacent table, which compares the annual net income earned on U.S. Treasury and tax-exempt securities as of November 30, 2000, assuming a $100,000 investment.

     When considering this example, keep in mind that there is an important distinction between state-specific municipal bond funds and U.S. Treasury bonds. Treasury securities are backed by the full faith and credit of the U.S. government and therefore have unmatched credit quality. Also, municipal bond funds that confine their investments to a single state lack broad diversification; their returns can be influenced by purely local matters. However, private insurance on the bonds in our Long-Term Tax-Exempt Fund reduces these additional credit risks. Though the insurance does not protect against fluctuations in the fund's value, it guarantees full payment of interest and principal for our bond holdings.

     This insurance, however, is not generally available for short-term securities. Our investment adviser is responsible for carefully analyzing securities to preserve the principal value of the Tax-Exempt Money Market Fund. Money market mutual funds are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW

Though an annual review of any investment is a useful exercise, it's even more important to examine performance over longer periods. The table below compares the performance of our Insured Long-Term Tax-Exempt Fund over the past ten years with that of its average peer mutual fund, along with the current value of hypothetical $10,000 investments made ten years ago. It also presents the annualized return of our Tax-Exempt Money Market Fund since its inception on September 3, 1997. As you can see, the Vanguard New York Tax-Exempt Funds have established excellent records versus their competitors, largely because of our cost advantage.


TOTAL RETURNS                                                    TEN YEARS ENDED
                                                              NOVEMBER 30, 2000*

                                   AVERAGE              FINAL VALUE OF A $10,000
                                ANNUAL RETURN              INITIAL INVESTMENT**
                           --------------------   ------------------------------
                                        AVERAGE               AVERAGE
                           VANGUARD   COMPETING   VANGUARD  COMPETING   VANGUARD
NEW YORK TAX-EXEMPT FUND       FUND        FUND       FUND       FUND  ADVANTAGE
--------------------------------------------------------------------------------
Money Market                   3.4%        3.0%    $11,142    $11,012      $ 130
Insured Long-Term              7.2         6.4      20,098     18,646      1,452
--------------------------------------------------------------------------------
 *For the Money Market Fund, annualized  return since  inception on September 3,
  1997; for the Insured Long-Term Fund, annualized ten-year return.
**Assuming reinvestment of all income dividends and capital gains distributions.


IN SUMMARY

During the past five years, when big gains from stocks seemed routine, our reminders about the value of diversification, I fear, too often fell on deaf ears. But the financial markets have a way of reinforcing investment principles.

We certainly take no pleasure in the stock market's decline over the past 12 months. Rather, we view the disappointing returns as an instructive, though painful, part of investing. For those who built their investment programs for the long haul--constructing a mix of a variety of stock funds, bond funds, and short-term investments--such a decline should have little long-term impact. The key to long-term investment success is to build a diversified portfolio, to realize that the road may get rough from time to time, and to stick with your plan no matter what the financial markets throw your way.

Sincerely,



/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer


December 13, 2000

REPORT
 FROM THE ADVISER                                    VANGUARD FIXED INCOME GROUP

Municipal bonds provided strong returns during the 12 months ended November 30, 2000, as rising prices augmented interest income. Prices were bolstered by declining long-term interest rates and by a reduction in the issuance of new municipal bonds.

     Our TAX-EXEMPT MONEY MARKET FUND earned a total return of 3.9% for the fiscal year, while our INSURED LONG-TERM TAX-EXEMPT FUND returned 9.6%. Both funds outpaced their average peers by solid margins.


--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and New York income taxes by investing in insured and high-quality uninsured securities issued by New York state, county, and municipal governments.
--------------------------------------------------------------------------------


THE ECONOMIC ENVIRONMENT

The fiscal year began amid abundant signs that the U.S. economy continued to steam ahead. Economic growth surged, unemployment dipped below 4%, and inflation seemed well under control. But as the period progressed, concerns about overheating gave way to fears among stock investors that the nation's economy was getting too cool for comfort.

     Real (inflation-adjusted) gross domestic product expanded at an annual rate of 2.2% during the third calendar quarter of 2000, compared with a rate of 8.3% during the fourth quarter of 1999, when our fiscal year began. The slowdown was largely a product of the Federal Reserve Board's monetary tightening campaign, which began in June 1999. During the fiscal year, the Fed hiked its target for short-term interest rates by a total of 1 percentage point--from 5.5% to 6.5%--in three separate moves. The latest boost came in May, when the Fed raised the target by 0.50 percentage point (50 basis points).

     Several other factors weighed on the minds of investors during the fiscal year:

     * Oil prices nearly doubled. Per-barrel oil prices rose from $18.61 to nearly $34 and played a key role in curbing economic growth.

     * Inflation rose to an annual rate of 3.4%. However, the core inflation rate, which excludes food and energy prices, remained relatively docile, rising 2.6%.

     * Stock prices declined sharply. The slide that began in the spring dented consumer confidence and threatened to crimp Americans' spending, a big driver of economic growth.

     * Finally, the close presidential election and ensuing court battles added an element of uncertainty to the economic outlook during the final weeks of the fiscal year, leaving economists and traders speculating on the fate of the budget surplus and the implications of a divided Congress.

THE VALUE IN MUNIS

During the fiscal year, municipal bonds generally underperformed U.S. Treasury bonds. Treasury prices were buoyed by the signs of an economic slowdown, which eased some inflation fears; by the stock market's volatility, which sent some investors fleeing to safety; and by the federal government's buyback of long-term bonds, which decreased supply.

     The yield of the 30-year Treasury bond, which moves in the opposite direction from its price, declined by about 70 basis points (0.70 percentage point) during the 12 months, ending November at 5.61%. The yield of a similar-maturity, insured AAA-rated muni bond decreased 45 basis points from a year earlier to end the period at 5.55%. That means that the insured municipal's tax-exempt yield was equal to 99% of the taxable yield of a 30-year Treasury. This was significantly above the longer-term average of about 89% and made munis very attractive relative to Treasuries.

     At the short end of the bond spectrum, yields generally rose in response to the Fed's rate hikes. Overall, short-term tax-exempt notes became more attractive relative to comparable Treasury securities. The yield of the 1-year U.S. Treasury bill rose 24 basis points to end the period at 5.92%, while the yield of the benchmark 1-year MIG-1 climbed 43 basis points to 4.30%. As a result, the ratio of the 1-year muni's yield to that of the 1-year Treasury bill rose from about 68% a year ago to about 73% at the end of November 2000.

BUDGET SURPLUSES = GOOD NEWS FOR MUNIS

The economy's impressive expansion over the past several years created a twofold benefit for muni bonds during fiscal 2000. First, strong economic growth resulted in surpluses in many state treasuries that allowed governments to finance projects without borrowing. Overall, from January through November, national muni issuance was off 16% from the same period a year earlier. Issuance in New York dropped 3%. In addition, the credit quality of many state and local governments improved as a result of the healthier condition of their finances.

     Generally, higher-quality bonds performed better during fiscal 2000 than lower-quality issues. Many investors shifted away from more speculative credits and toward higher-quality ones in response to signs of decelerating economic growth. Slower growth increases the likelihood of defaults on municipal bonds issued to finance projects. The spread, or difference, between the yield of an AAA-rated municipal bond and a BBB-rated issue widened from about 34 basis points when the period began to 67 basis points at its end.

     We can offer higher quality while maintaining above-average tax-exempt income--an apparent investment paradox--because of our low costs. Higher-quality bonds offer lower yields than their lower-quality counterparts. However, because our expenses take a smaller bite from the interest income paid by our bonds, we can maintain a more conservatively managed portfolio without sacrificing yield.

LOOKING AHEAD

We begin the 2001 fiscal year as we do every year, with an unwavering commitment to providing prudently managed, low-cost portfolios. This desirable combination has served our investors well in the past, and we fully expect it to continue to do so in the future.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Kathryn Allen, Principal

December 13, 2000

FUND  PROFILE                                         AS OF  NOVEMBER  30,  2000
 FOR NEW YORK TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 12.

----------------------------------
FINANCIAL ATTRIBUTES

Yield                         4.0%
Average Maturity           52 days
Average Quality              MIG-1
Expense Ratio                0.14%
----------------------------------


---------------------------
DISTRIBUTION BY
 CREDIT QUALITY
 (% OF PORTFOLIO)

MIG-1/SP-1+           57.7%
A-1/P-1               34.1
AAA/AA                 7.4
A                      0.8
---------------------------
Total                100.0%
---------------------------

FUND PROFILE                                             AS OF NOVEMBER 30, 2000
 FOR NEW YORK INSURED  LONG-TERM  TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 12.

------------------------------------------------------
FINANCIAL ATTRIBUTES

                                                LEHMAN
                                   FUND         INDEX*
------------------------------------------------------
Number of Issues                    261         39,476
Yield                              4.9%           5.1%
Yield to Maturity                  4.9%             --
Average Coupon                     5.2%           5.5%
Average Maturity             11.7 years     13.8 years
Average Quality                     AAA            AA+
Average Duration              7.6 years      7.3 years
Expense Ratio                     0.20%             --
Cash Investments                   1.6%             --
------------------------------------------------------


--------------------------
DISTRIBUTION BY
 CREDIT QUALITY
 (% OF PORTFOLIO)

AAA                  99.2%
AA                    0.2
A                     0.6
BBB                   0.0
BB                    0.0
B                     0.0
--------------------------
Total               100.0%
--------------------------



---------------------------------------
VOLATILITY MEASURES

                                 LEHMAN
                       FUND      INDEX*
---------------------------------------
R-Squared              0.97        1.00
Beta                   1.23        1.00
---------------------------------------



-------------------------------
DISTRIBUTION BY MATURITY
 (% OF PORTFOLIO)

Under 1 Year              16.6%
1-5 Years                  7.8
5-10 Years                29.2
10-20 Years               28.4
20-30 Years               18.0
Over 30 Years              0.0
-------------------------------
Total                    100.0%
-------------------------------



*Lehman Municipal Bond Index.                              [PICTURE OF COMPUTER]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

GLOSSARY
 OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR NEW YORK TAX-EXEMPT MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

------------------------------------------    -----------------------------------------------
TOTAL INVESTMENT RETURNS (%)                              SEPTEMBER 3, 1997-NOVEMBER 30, 2000
            NEW YORK TAX-EXEMPT    AVERAGE               NEW YORK TAX-EXEMPT          AVERAGE
             MONEY MARKET FUND       FUND*                MONEY MARKET FUND             FUND*
FISCAL            TOTAL              TOTAL    FISCAL            TOTAL                   TOTAL
YEAR             RETURN             RETURN    YEAR             RETURN                  RETURN
------------------------------------------    -----------------------------------------------
1997               0.8%               0.8%    1999               3.0%                    2.6%
1998               3.3                2.9     2000               3.9                     3.4
------------------------------------------    -----------------------------------------------
*Average New York Tax-Exempt Money            SEC 7-Day Annualized Yield (11/30/2000): 3.99%.
  Market Fund;derived from data provided
  by Lipper Inc.
See  Financial  Highlights  table  on page  29 for  dividend  information  since inception.
---------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       SEPTEMBER 3, 1997-NOVEMBER 30, 2000

                                     AVERAGE
                   NEW YORK         NEW YORK
                 TAX-EXEMPT       TAX-EXEMPT
               MONEY MARKET     MONEY MARKET
                       FUND            FUND*

9/3/1997              10000            10000
  199711              10084            10084
  199802              10166            10157
  199805              10251            10235
  199808              10334            10307
  199811              10414            10377
  199902              10486            10438
  199905              10564            10506
  199908              10642            10571
  199911              10728            10646
  200002              10817            10724
  200005              10923            10817
  200008              11030            10912
  200011              11142            11012
--------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED NOVEMBER 30, 2000   FINAL VALUE
                                  --------------------------------- OF A $10,000
                                      1 YEAR       SINCE INCEPTION    INVESTMENT
--------------------------------------------------------------------------------
New York Tax-Exempt Money
 Market Fund                           3.87%                 3.39%       $11,142
Average New York Tax-Exempt Money
 Market Fund*                          3.44                  3.02         11,012
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

------------------------------------------------------    -----------------------------------------------
TOTAL INVESTMENT RETURNS (%)                                          NOVEMBER 30, 1990-NOVEMBER 30, 2000

                  NEW YORK INSURED                                      NEW YORK INSURED
              LONG-TERM TAX-EXEMPT FUND        LEHMAN*              LONG-TERM TAX-EXEMPT FUND     LEHMAN*
FISCAL      CAPITAL      INCOME     TOTAL        TOTAL    FISCAL   CAPITAL   INCOME      TOTAL      TOTAL
YEAR         RETURN      RETURN    RETURN       RETURN    YEAR      RETURN   RETURN     RETURN     RETURN
------------------------------------------------------    -----------------------------------------------
1991           3.9%        7.0%     10.9%        10.3%    1996        0.4%     5.4%       5.8%       5.9%
1992           4.1         6.5      10.6         10.0     1997        0.9      5.5        6.4        7.2
1993           6.4         6.0      12.4         11.1     1998        2.4      5.3        7.7        7.8
1994         -11.5         5.1      -6.4         -5.2     1999       -7.0      4.7       -2.3       -1.1
1995          13.5         6.4      19.9         18.9     2000        3.9      5.7        9.6        8.2
------------------------------------------------------    -----------------------------------------------

*Lehman Municipal Bond Index.
See Financial Highlights table on page 30 for dividend and capital gains information for the past five years.



--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       NOVEMBER 30, 1990-NOVEMBER 30, 2000




                                   NEW YORK       AVERAGE
                                    INSURED      NEW YORK
                                  LONG-TERM       INSURED        LEHMAN
                                 TAX-EXEMPT     MUNICIPAL     MUNICIPAL
                                       FUND         FUND*    BOND INDEX

         199011         10000         10000         10000         10000
         199102         10268         10233         10277         10267
         199105         10550         10510         10491         10500
         199108         10835         10804         10731         10757
         199111         11087         11073         11003         11026
         199202         11396         11320         11244         11292
         199205         11675         11564         11467         11531
         199208         12105         11999         11906         11958
         199211         12266         12186         12099         12131
         199302         13183         12910         12903         12846
         199305         13278         12978         12881         12911
         199308         13756         13502         13440         13417
         199311         13789         13597         13515         13476
         199402         13847         13600         13590         13556
         199405         13566         13215         13320         13229
         199408         13716         13381         13563         13441
         199411         12911         12644         12935         12772
         199502         14218         13721         13892         13817
         199505         14785         14263         14543         14439
         199508         14875         14363         14865         14633
         199511         15481         15094         15336         15187
         199602         15659         15078         15521         15344
         199605         15349         14683         15231         15099
         199608         15643         14998         15524         15400
         199611         16384         15790         16203         16080
         199702         16405         15640         16348         16189
         199705         16583         15726         16477         16349
         199708         17035         16156         16961         16824
         199711         17427         16682         17348         17233
         199802         17880         16846         17816         17669
         199805         18080         16968         18007         17883
         199808         18523         17363         18418         18279
         199811         18766         17778         18755         18570
         199902         18979         17707         18929         18756
         199905         18888         17565         18836         18718
         199908         18435         17250         18542         18371
         199911         18344         17350         18676         18371
         200002         18381         17168         18648         18365
         200005         18651         17261         18803         18557
         200008         19828         18193         19885         19615
         200011         20098         18646         20102         19874
--------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED NOVEMBER 30, 2000    FINAL VALUE
                                 ---------------------------------  OF A $10,000
                                     1 YEAR    5 YEARS    10 YEARS    INVESTMENT
--------------------------------------------------------------------------------
New York Insured Long-Term
 Tax-Exempt Fund                      9.56%      5.36%       7.23%       $20,098
Average New York Insured
 Municipal Fund*                      7.47       4.32        6.43         18,646
Lehman Municipal Bond Index           8.18       5.53        7.11         19,874
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  NOVEMBER 30, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE           MARKET
                                                                                MATURITY                 AMOUNT           VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                             COUPON            DATE                  (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.9%)
--------------------------------------------------------------------------------------------------------------------------------

Dutchess County New York BAN                                       4.85%        8/17/2001             $    15,000   $     15,061
Erie County NY Water Auth. Rev. VRDO                               3.90%        12/6/2000 (2)              11,400         11,400
Great Neck NY Unified Free School Dist. TAN                        4.75%        6/28/2001                   5,000          5,012
Great Neck NY Unified Free School Dist. TAN                        4.80%        6/28/2001                   5,000          5,014
Half Hollow Hills NY Central School Dist. TAN                      4.80%        6/29/2001                   6,000          6,016
Holland Patent NY Central School Dist. BAN                         4.50%       12/22/2000                   9,000          9,002
Long Island NY Power Auth. Electric System Rev. CP                 4.35%        3/15/2001 LOC               7,000          7,000
Long Island NY Power Auth. Electric System Rev. VRDO               3.80%        12/6/2000 LOC              62,300         62,300
Long Island NY Power Auth. Electric System Rev. VRDO               4.25%        12/4/2000 LOC               6,400          6,400
Metro. NY Transp. Auth. Dedicated Tax Fund TOB VRDO                4.12%        12/7/2000   +               6,225          6,225
Metro. NY Transp. Auth. Transit Fac. CP                            4.20%        12/8/2000 LOC              13,000         13,000
Metro. NY Transp. Auth. Transit Fac. CP                            4.30%        2/23/2001 LOC              14,500         14,500
Metro. NY Transp. Auth. Transit Fac. CP                            4.35%        12/1/2000 LOC              12,700         12,700
Monroe County NY BAN                                               4.25%       12/21/2000                  10,375         10,377
Muni. Assistance Corp. for New York City NY Rev.                   5.25%         7/1/2001                  28,200         28,346
Muni. Assistance Corp. for New York City NY Rev.                   5.50%         7/1/2001                  18,000         18,124
New York City NY Cultural Resources VRDO (Asia Society)            3.95%        12/7/2000 LOC              10,000         10,000
New York City NY Cultural Resources VRDO
 (Carnegie Hall Project)                                           4.20%        12/6/2000 LOC              15,325         15,325
New York City NY Cultural Resources VRDO
 (Solomon R. Guggenheim Foundation)                                4.10%        12/4/2000 LOC              14,925         14,925
New York City NY GO                                                7.25%        8/15/2001 (Prere.)         12,745         13,019
New York City NY GO                                                7.75%        8/15/2001 (Prere.)          4,070          4,231
New York City NY GO RAN                                            5.00%        4/12/2001                  20,000         20,054
New York City NY GO VRDO                                           4.00%        12/6/2000 LOC              21,600         21,600
New York City NY GO VRDO                                           4.25%        12/4/2000 LOC              24,150         24,150


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE           MARKET
                                                                                MATURITY                 AMOUNT           VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                             COUPON            DATE                  (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
New York City NY Health & Hosp. Corp. Rev.
 VRDO (Health System)                                              3.80%        12/6/2000 LOC         $    12,200   $     12,200
New York City NY Health & Hosp. Corp. Rev.
 VRDO (Health System)                                              3.85%        12/6/2000 LOC              10,000         10,000
New York City NY IDA Civic Fac. Rev. YMCA                          8.00%         8/1/2001 (Prere.)          8,480          8,846
New York City NY IDA Dev. VRDO
 (National Audubon Society)                                        4.10%        12/4/2000 LOC              13,600         13,600
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                         6.25%        6/15/2001 (Prere.)          2,180          2,205
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. VRDO                                    4.15%        12/4/2000 (3)              27,920         27,920
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. VRDO                                    4.50%        12/4/2000 (3)              18,140         18,140
New York City NY TOB VRDO                                          4.18%        12/7/2000 (3)+              2,275          2,275
New York City NY Transitional Finance Auth.
 Future Tax Rev. VRDO                                              4.05%        12/6/2000                  21,260         21,260
New York City NY Transitional Finance Auth.
 Rev. TOB VRDO                                                     4.05%        12/7/2000   +               6,125          6,125
New York City NY Transitional Finance Auth.
 Rev. TOB VRDO                                                     4.12%        12/7/2000   +              20,155         20,155
New York City NY Transitional Finance Auth.
 Rev.(Future Tax Secured)                                          3.95%        12/6/2000                   9,700          9,700
New York City NY Transitional Finance Auth.
 Rev. TOB VRDO                                                     4.12%        12/7/2000   +               3,845          3,845
New York City NY VRDO                                              3.95%        12/6/2000 LOC               6,050          6,050
New York State Dormitory Auth. CP (Cornell Univ.)                  4.25%        2/23/2001                  14,000         14,000
New York State Dormitory Auth. Rev. TOB VRDO                       4.04%        12/7/2000 (1)+              6,870          6,870
New York State Dormitory Auth. Rev. TOB VRDO
 (City Univ.)                                                      4.12%        12/7/2000 (1)+             23,995         23,995
New York State Dormitory Auth. Rev. VRDO
 (Columbia Univ.)                                                  3.90%        12/7/2000                  50,000         50,000
New York State Dormitory Auth. Rev. VRDO (Cornell Univ.)           4.05%        12/7/2000                  29,935         29,935

New York State Dormitory Auth. Rev. VRDO (Cornell Univ.)           4.15%        12/4/2000                  11,400         11,400
New York State Dormitory Auth. Rev. VRDO
 (Foundling Charities Corp.)                                       3.90%        12/6/2000 LOC              14,295         14,295

New York State Dormitory Auth. Rev. VRDO
 (New York Public Library)                                         3.80%        12/6/2000                  25,370         25,370

New York State Dormitory Auth. Rev. VRDO
 (Rockefeller Univ.)                                               3.90%        12/6/2000                  29,000         29,000

New York State Dormitory Auth. Rev. VRDO
 (Sloan-Kettering Cancer Center)                                   4.00%        12/6/2000 LOC              40,600         40,600
New York State Dormitory Auth. Rev. VRDO
 (Sloan-Kettering Cancer Center)                                   4.15%        12/4/2000 LOC               5,180          5,180
New York State Dormitory Auth. Rev. TOB VRDO (PA #640)             4.12%        12/7/2000 (1)+              3,495          3,495
New York State Dormitory Auth. Rev. TOB VRDO
 (State Univ. Partnership)                                         4.12%        12/7/2000 (1)+              8,870          8,870
New York State Energy Research & Dev. Auth. PCR                    3.90%        12/1/2000 LOC              17,000         17,000
New York State Energy Research & Dev. Auth. VRDO
 (Consolidated Edison Co.)                                         4.00%        12/6/2000                   6,550          6,550
New York State Energy Research & Dev. Auth. VRDO
 (Consolidated Edison Co.)                                         4.05%        12/6/2000                  44,000         44,000
New York State Environmental Fac. Corp. PCR
 (State Water Revolving Fund)                                     6.875%        6/15/2001 (Prere.)          8,615          8,901
New York State Environmental Fac. Corp. PCR
 (State Water Revolving Fund)                                      7.25%        6/15/2001 (Prere.)         15,500         16,050
New York State Environmental Fac. Corp. PCR TOB VRDO
 (New York City Muni. Water Financial Auth. Project)               4.12%        12/7/2000 (1)+              5,000          5,000
New York State Environmental Quality GO PUT                        4.30%        10/4/2001 LOC               8,200          8,200
New York State GO PUT                                              4.05%         8/8/2001 LOC              14,000         14,000

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE          MARKET
                                                                                MATURITY                   AMOUNT          VALUE*
                                                                  COUPON            DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
New York State Housing Finance Agency
 Special Obligation (Health Fac. New York City)                    6.80%         5/1/2001 ETM         $     2,000   $      2,021
New York State Local Govt. Assistance Corp.                        6.50%         4/1/2001 (Prere.)         24,255         24,898
New York State Local Govt. Assistance Corp.                        7.00%         4/1/2001 (Prere.)          7,675          7,896
New York State Local Govt. Assistance Corp.                        7.25%         4/1/2001 (Prere.)          7,450          7,670
New York State Local Govt. Assistance Corp. TOB VRDO               4.12%        12/7/2000 (2)+              2,000          2,000
New York State Local Govt. Assistance Corp. VRDO                   3.75%        12/6/2000 LOC               9,200          9,200
New York State Local Govt. Assistance Corp. VRDO                   3.85%        12/6/2000 LOC               6,000          6,000
New York State Local Govt. Assistance Corp. VRDO                   3.95%        12/6/2000 LOC              20,000         20,000
New York State Local Govt. Assistance Corp. VRDO                   4.00%        12/6/2000 LOC              10,000         10,000
New York State Medical Care Fac. Financing Agency
 Rev. Secured Hosp. Rev.                                           7.35%        8/15/2001 (Prere.)          4,975          5,177
New York State Power Auth. CP                                      4.20%        12/6/2000                  20,000         20,000
New York State Power Auth. CP                                      4.25%        12/1/2000                   4,200          4,200
New York State Power Auth. CP                                      4.25%        12/7/2000                  14,300         14,300
New York State Thruway Auth. CP                                    4.30%        3/28/2001                  10,000         10,000
New York State Thruway Auth. TOB VRDO
 (Highway & Bridge Trust Fund)                                     4.12%        12/7/2000 (3)+              8,215          8,215
New York State Urban Dev. Corp. Rev. TOB VRDO                      4.12%        12/7/2000 (4)+              7,995          7,995
Onadaga County NY BAN                                              5.00%        5/17/2001                  17,850         17,897
Southampton NY United Free School Dist. TAN                        4.85%        6/28/2001                  10,125         10,154
St. Lawrence County NY IDA Environmental
 Improvement Rev. VRDO (Alcoa Corp.)                               4.05%        12/6/2000 LOC              14,100         14,100
St. Lawrence County NY IDA PCR VRDO                                4.35%        12/6/2000                   2,140          2,140
Triborough Bridge & Tunnel Auth. NY                                7.00%         1/1/2001 (Prere.)          1,960          1,994
Triborough Bridge & Tunnel Auth. NY VRDO                           3.90%        12/7/2000 (4)              15,000         15,000
Triborough Bridge & Tunnel Auth. NY VRDO                           4.00%        12/6/2000 (4)              25,000         25,000

OUTSIDE NEW YORK:
Puerto Rico Govt. Dev. Bank VRDO                                   3.85%        12/6/2000 (1)               3,755          3,755
Puerto Rico Highway & Transp. Auth. VRDO                           3.60%        12/6/2000 (2)              16,100         16,100
---------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $1,164,525)                                                                                                  $  1,164,525
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                $     16,217
Liabilities                                                                                                              (26,419)
                                                                                                                    -------------
                                                                                                                    $    (10,202)
                                                                                                                    -------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------------
Applicable to 1,154,337,103 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                                                          $  1,154,323
=================================================================================================================================
NET ASSET VALUE PER SHARE                                                                                           $       1.00
=================================================================================================================================

*See Note A in Notes to Financial Statements.
+Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified buyers. At November 30, 2000, the aggregate value of these securities was $105,065,000, representing 9.1% of net assets.
For key to abbreviations and other references, see page 26.

---------------------------------------------------------------------------
                                                        AMOUNT          PER
NEW YORK TAX-EXEMPT MONEY MARKET FUND                    (000)        SHARE
---------------------------------------------------------------------------
AT NOVEMBER 30, 2000, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------
Paid-in Capital                                    $ 1,154,337       $ 1.00
Undistributed Net Investment Income                         --           --
Accumulated Net Realized Losses                            (14)          --
Unrealized Appreciation                                     --           --
---------------------------------------------------------------------------
NET ASSETS                                         $ 1,154,323       $ 1.00
===========================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE          MARKET
                                                                                MATURITY                   AMOUNT          VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND                        COUPON            DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.4%)
---------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (85.4%)
Albany County NY GO                                                5.00%        10/1/2012 (3)         $     4,400   $      4,447
Albany County NY GO                                                7.00%        1/15/2005 (2)                  20             20
Battery Park City NY Auth. Rev.                                    5.50%        11/1/2026 (2)              11,750         11,669
Broome County NY Public Safety Fac. Project COP                    5.25%         4/1/2015 (1)               3,000          3,001
Buffalo & Erie Counties NY Toll Bridge Auth. Rev.                  6.00%         1/1/2015 (1)               4,500          4,679
Buffalo NY General Improvement GO                                  6.75%         3/1/2001 (1)(Prere.)       3,380          3,468
Buffalo NY GO                                                     5.125%         2/1/2012 (2)               1,870          1,891
Buffalo NY GO                                                     5.125%         2/1/2013 (2)               2,945          2,958
Buffalo NY Sewer Auth. System Rev.                                 5.00%         7/1/2012 (3)               5,675          5,670
Buffalo NY Sewer Auth. System Rev.                                 5.25%         7/1/2008 (3)               3,500          3,544
Erie County NY GO                                                  6.10%        1/15/2006 (3)               1,865          1,994
Erie County NY GO                                                 6.125%        1/15/200  (3)               1,660          1,793
Erie County NY Water Auth. Rev.                                    0.00%        12/1/2005 (2)               3,000          2,387
Erie County NY Water Auth. Rev.                                    0.00%        12/1/2006 (2)               6,915          5,232
Erie County NY Water Auth. Rev.                                    6.00%        12/1/2008 (2)               1,600          1,701
Huntington NY GO                                                   5.50%         4/1/2013 (3)               3,400          3,463
Huntington NY GO                                                   6.70%         2/1/2011 (3)                 310            358
Long Island NY Power Auth. Electric System Rev.                    5.00%        12/1/2018 (4)               6,000          5,719
Long Island NY Power Auth. Electric System Rev.                   5.125%        12/1/2022 (4)              31,675         30,131
Metro. NY Transp. Auth. Commuter Fac. Rev.                         5.00%         7/1/2012 (2)               8,730          8,742
Metro. NY Transp. Auth. Commuter Fac. Rev.                         5.00%         7/1/2015 (2)               5,500          5,388
Metro. NY Transp. Auth. Commuter Fac. Rev.                         5.00%         7/1/2017 (2)               5,000          4,830
Metro. NY Transp. Auth. Commuter Fac. Rev.                        5.125%         7/1/2013 (3)               3,000          3,011
Metro. NY Transp. Auth. Commuter Fac. Rev.                         5.30%         7/1/2022 (3)              17,475         17,014
Metro. NY Transp. Auth. Commuter Fac. Rev.                         5.50%         7/1/2017 (2)              11,585         11,719
Metro. NY Transp. Auth. Commuter Fac. Rev.                        5.625%         7/1/2015 (4)               5,000          5,099
Metro. NY Transp. Auth. Commuter Fac. Rev.                         5.70%         7/1/2017 (1)              16,000         16,498
Metro. NY Transp. Auth. Dedicated Petroleum Tax Rev.               5.25%         4/1/2021 (1)               7,900          7,707
Metro. NY Transp. Auth. Dedicated Petroleum Tax Rev.               5.25%         4/1/2026 (1)              34,060         32,901
Metro. NY Transp. Auth. Dedicated Petroleum Tax Rev.               6.00%         4/1/2020 (1)              32,500         35,353
Metro. NY Transp. Auth. Transp. Fac. Rev.                          4.75%         7/1/2024 (1)               3,670          3,260
Metro. NY Transp. Auth. Transp. Fac. Rev.                          5.25%         7/1/2017 (3)               6,300          6,258
Metro. NY Transp. Auth. Transp. Fac. Rev.                          5.70%         7/1/2017 (1)               5,500          5,664
Metro. NY Transp. Auth. Transp. Fac. Rev.                          6.00%         7/1/2011 (2)               2,000          2,002
Metro. NY Transp. Auth. Transp. Fac. Rev.                          7.00%         7/1/2009 (2)               9,050         10,478
Monroe Woodbury NY Central School Dist. GO                        5.625%        5/15/2010 (1)               1,000          1,054
Monroe Woodbury NY Central School Dist. GO                        5.625%        5/15/2011 (1)               1,000          1,049
Monroe Woodbury NY Central School Dist. GO                        5.625%        5/15/2012 (1)               1,000          1,044
Monroe Woodbury NY Central School Dist. GO                        5.625%        5/15/2013 (1)               1,425          1,480
Monroe Woodbury NY Central School Dist. GO                        5.625%        5/15/2014 (1)               1,000          1,035
Montgomery, Ostego, Scholoharie Counties NY Solid Waste
 Management Auth. Rev.                                             5.25%         1/1/2014 (1)               1,640          1,642
Mount Sinai NY Union Free School Dist. GO                          6.20%        2/15/2014 (2)               1,050          1,175
Nassau County NY Combined Sewer Dist. GO                           5.00%         5/1/2009 (3)               3,210          3,258
Nassau County NY Combined Sewer Dist. GO                           5.00%         5/1/2010 (3)               2,875          2,909
Nassau County NY Combined Sewer Dist. GO                           5.00%         5/1/2011 (3)               1,770          1,783
Nassau County NY Combined Sewer Dist. GO                           5.35%         7/1/2008 (1)               4,730          4,915
Nassau County NY Combined Sewer Dist. GO                           5.35%         7/1/2009 (1)               4,635          4,819
Nassau County NY Combined Sewer Dist. GO                           5.35%        1/15/2009 (1)               3,505          3,638
Nassau County NY Combined Sewer Dist. GO                          5.875%         8/1/2012 (3)                 825            856
Nassau County NY Combined Sewer Dist. GO                           6.20%        5/15/2007 (1)                 840            874
Nassau County NY Combined Sewer Dist. GO                           6.20%        5/15/2008 (1)                 835            869

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
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
                                                                                                             FACE          MARKET
                                                                                MATURITY                   AMOUNT          VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND                        COUPON            DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
Nassau County NY Combined Sewer Dist. GO                           6.25%        5/15/2009 (1)         $       825   $        859
Nassau County NY Combined Sewer Dist. GO                           6.25%        5/15/2010 (1)                 820            853
Nassau County NY GO                                               5.125%         3/1/2013 (2)               5,860          5,867
Nassau County NY GO                                               5.125%         3/1/2014 (2)               5,900          5,874
Nassau County NY GO                                                5.25%         6/1/2011 (2)               4,670          4,791
Nassau County NY GO                                                5.25%         6/1/2012 (2)               4,670          4,757
Nassau County NY GO                                                5.25%         6/1/2013 (2)               6,905          6,983
Nassau County NY GO                                                5.25%         6/1/2014 (2)               6,585          6,627
Nassau County NY GO                                                5.50%        7/15/2007 (1)               1,270          1,316
Nassau County NY GO                                                5.50%        7/15/2008 (1)               1,300          1,352
Nassau County NY GO                                                5.50%        7/15/2009 (1)               1,325          1,376
Nassau County NY GO                                                5.50%        7/15/2010 (1)               1,345          1,396
Nassau County NY GO                                                5.50%        7/15/2011 (1)               1,370          1,420
Nassau County NY GO                                                5.70%         8/1/2011 (3)               2,000          2,102
Nassau County NY GO                                                5.75%         2/1/2011 (1)               1,100          1,135
Nassau County NY IDA Rev. (Hofstra Univ.)                          4.75%         7/1/2028 (1)               3,500          3,078
New York City NY Cultural Resources Rev.
 (American Museum of Natural History)                              5.60%         4/1/2018 (1)               2,635          2,670
New York City NY Cultural Resources Rev.
 (American Museum of Natural History)                              5.65%         4/1/2022 (1)               5,000          5,049
New York City NY Cultural Resources
 (American Museum of Natural History)                              5.70%         4/1/2016 (1)              12,730         13,117
New York City NY Cultural Resources
 (Museum of Modern Art)                                            5.40%         1/1/2006 (2)                 720            741
New York City NY Cultural Resources
 (Museum of Modern Art)                                            5.40%         1/1/2006 (2)(ETM)             85             88
New York City NY Cultural Resources
 (Museum of Modern Art)                                            5.50%         1/1/2007 (2)                 805            830
New York City NY Cultural Resources
 (Museum of Modern Art)                                            5.50%         1/1/2007 (2)(ETM)             35             37
New York City NY Cultural Resources
 (Museum of Modern Art)                                            5.50%         1/1/2016 (2)               2,000          2,026
New York City NY GO                                               5.375%         8/1/2013 (3)               8,295          8,486
New York City NY GO                                                5.75%         8/1/2002 (3)(Prere.)       1,325          1,375
New York City NY GO                                                5.75%         8/1/2009 (3)               2,925          3,013
New York City NY GO                                                5.75%         8/1/2011 (1)              15,750         16,919
New York City NY GO                                               6.625%         8/1/2002 (1)(Prere.)         535            563
New York City NY GO                                               6.625%         8/1/2013 (1)                 140            146
New York City NY GO                                                6.95%        8/15/2004 (1)(Prere.)       1,460          1,599
New York City NY GO                                                7.10%         2/1/2002 (1)(Prere.)         200            209
New York City NY GO                                                7.10%         2/1/2009 (1)                 400            417
New York City NY GO VRDO                                           4.20%        12/4/2000 (1)              28,690         28,690
New York City NY Health & Hosp. Corp. Rev.                        5.625%        2/15/2013 (2)              23,400         23,840
New York City NY IDA Civic Fac. Rev.
 (USTA Project)                                                   6.375%       11/15/2014 (4)               2,000          2,142
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                         5.00%        6/15/2021 (3)               5,395          5,059
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                        5.125%        6/15/2022 (2)              10,000          9,482
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                         5.35%        6/15/2013 (1)               5,300          5,325
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                         5.50%        6/15/2027 (1)              19,205         19,059
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                         5.75%        6/15/2031 (3)              23,650         24,098
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                        5.875%        6/15/2012 (2)              18,500         20,033
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                        5.875%        6/15/2013 (2)              20,000         21,625

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
                                                                                                             FACE          MARKET
                                                                                MATURITY                   AMOUNT          VALUE*
                                                                  COUPON            DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. VRDO                                    4.15%        12/4/2000 (3)         $    15,185   $     15,185
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. VRDO                                    4.25%        12/4/2000 (3)              28,200         28,200
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. VRDO                                    4.50%        12/4/2000 (3)              10,500         10,500
New York State Dormitory Auth. Rev.
 (Barnard College)                                                 5.25%         7/1/2026 (2)               4,370          4,192
New York State Dormitory Auth. Rev.
 (Catholic Health)                                                 5.50%         7/1/2022 (1)              10,000          9,900
New York State Dormitory Auth. Rev.
 (City Univ. of New York)                                          5.50%         7/1/2016 (2)              16,000         16,227
New York State Dormitory Auth. Rev.
 (Colgate Univ.)                                                   6.50%         7/1/2001 (1)(Prere.)       1,350          1,394
New York State Dormitory Auth. Rev.
 (Columbia Presbyterian Hosp.)                                     5.50%        2/15/2007 (2)               3,500          3,651
New York State Dormitory Auth. Rev.
 (Court Fac.)                                                      5.75%        5/15/2023 (2)              21,370         21,929
New York State Dormitory Auth. Rev.
 (FHA Hosp. & Nursing Home)                                        5.00%        2/15/2025 (2)               3,410          3,157
New York State Dormitory Auth. Rev.
 (FHA Hosp. & Presbyterian Hosp.)                                  5.50%         2/1/2010 (2)               6,330          6,622
New York State Dormitory Auth. Rev.
 (Fordham Univ.)                                                   5.00%         7/1/2028 (1)               6,125          5,648
New York State Dormitory Auth. Rev. (Fordham Univ.)                5.50%         7/1/2023 (3)              10,150         10,136
New York State Dormitory Auth. Rev. (Fordham Univ.)                5.75%         7/1/2015 (3)               1,500          1,549
New York State Dormitory Auth. Rev. (Fordham Univ.)                7.20%         7/1/2015 (2)                 710            726
New York State Dormitory Auth. Rev. (Iona College)                 5.25%         7/1/2008 (1)               1,000          1,030
New York State Dormitory Auth. Rev. (Iona College)                 5.35%         7/1/2009 (1)               1,000          1,032
New York State Dormitory Auth. Rev.
 (Jewish Medical Center)                                           5.00%         7/1/2018 (1)              10,000          9,462
New York State Dormitory Auth. Rev.
 (Mental Health Service Fac.)                                      5.00%        2/15/2023 (1)               5,000          4,645
New York State Dormitory Auth. Rev.
 (Mental Health Service Fac.)                                     5.875%        8/15/2013 (4)               2,475          2,630
New York State Dormitory Auth. Rev.
 (Mental Health Service Fac.)                                     5.875%        8/15/2014 (4)               2,625          2,781
New York State Dormitory Auth. Rev.
 (Mental Health Service Fac.)                                     5.875%        8/15/2015 (4)               2,785          2,935
New York State Dormitory Auth. Rev.
 (Montefiore Medical Center)                                       5.25%         2/1/2015 (2)              42,750         42,662
New York State Dormitory Auth. Rev.
 (Mt. Sinai School of Medicine)                                    6.75%         7/1/2015 (1)               7,245          7,475
New York State Dormitory Auth. Rev.
 (New School for Social Research)                                 5.625%         7/1/2016 (1)               2,260          2,318
New York State Dormitory Auth. Rev.
 (New York & Presbyterian Hosp.)                                   4.75%         8/1/2027 (2)               7,000          6,149
New York State Dormitory Auth. Rev.
 (New York Medical College)                                        5.00%         7/1/2021 (1)              21,980         20,609
New York State Dormitory Auth. Rev.
 (New York Univ.)                                                  6.00%         7/1/2001 (3)(Prere.)       1,975          2,033
New York State Dormitory Auth. Rev.
 (New York Univ.)                                                  6.00%         7/1/2015 (3)              30,190         31,012
New York State Dormitory Auth. Rev.
 (North Shore Univ. Hosp.)                                         5.20%        11/1/2017 (1)              30,170         29,505
New York State Dormitory Auth. Rev. (Pace)                        5.625%         7/1/2017 (1)              11,185         11,417
New York State Dormitory Auth. Rev.
 (Queens Hosp.)                                                    5.45%        8/15/2019 (2)               5,270          5,239
New York State Dormitory Auth. Rev.
 (Rensselaer Polytech. Institute)                                  6.50%         7/1/2006 (3)               3,000          3,097
New York State Dormitory Auth. Rev.
 (Rochester Institute of Technology)                               5.25%         7/1/2022 (1)               3,000          2,902
New York State Dormitory Auth. Rev.
 (Rochester Institute of Technology)                               5.30%         7/1/2017 (1)               6,275          6,254


                                       21
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
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
                                                                                                             FACE          MARKET
                                                                                MATURITY                   AMOUNT          VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND                        COUPON            DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. Rev. (Siena College)                6.00%         7/1/2011 (1)         $     1,500   $      1,559
New York State Dormitory Auth. Rev.
 (Sloan-Kettering Cancer Center)                                   5.75%         7/1/2019 (1)               9,700         10,259
New York State Dormitory Auth. Rev.
(St. John's Univ.)                                                 5.25%         7/1/2020 (1)              15,170         14,825
New York State Dormitory Auth. Rev. (St. John's Univ.)             5.25%         7/1/2025 (1)              10,950         10,569
New York State Dormitory Auth. Rev. (St. John's Univ.)             5.70%         7/1/2026 (1)              14,370         14,528
New York State Dormitory Auth. Rev. (St. Joseph's Hosp.)           5.25%         7/1/2018 (1)               6,700          6,542
New York State Dormitory Auth. Rev.
 (St. Vincent's Hosp. Medical Center)                              5.80%         8/1/2025 (2)               4,250          4,306
New York State Dormitory Auth. Rev.
 (State Univ. Educ. Fac.)                                          4.75%        5/15/2025 (1)              12,535         11,125
New York State Dormitory Auth. Rev.
 (State Univ. Educ. Fac.)                                          6.00%         7/1/2009 (2)               1,590          1,731
New York State Dormitory Auth. Rev.
 (State Univ. Educ. Fac.)                                          6.00%        5/15/2012 (1)              16,160         17,595
New York State Dormitory Auth. Rev.
 (State Univ. Educ. Fac.)                                          6.00%        5/15/2013 (1)              27,285         29,556
New York State Dormitory Auth. Rev.
 (State Univ. Educ. Fac.)                                          6.00%        5/15/2014 (1)              10,660         11,505
New York State Dormitory Auth. Rev.
 (State Univ. Educ. Fac.)                                          6.00%        5/15/2015 (1)              12,500         13,433
New York State Dormitory Auth. Rev.
 (State Univ. Educ. Fac.)                                          6.00%        5/15/2016 (1)               5,000          5,354
New York State Dormitory Auth. Rev.
 (Union College)                                                   5.75%         7/1/2010 (3)               1,800          1,855
New York State Dormitory Auth. Rev.
 (Univ. of Rochester)                                              5.00%         7/1/2017 (1)               2,000          1,932
New York State Dormitory Auth. Rev.
 (Upstate Community Colleges)                                      5.00%         7/1/2014 (2)               2,670          2,641
New York State Dormitory Auth. Rev.
 (Upstate Community Colleges)                                      5.00%         7/1/2015 (2)               3,000          2,945
New York State Dormitory Auth. Rev.
 (Upstate Community Colleges)                                      5.00%         7/1/2016 (2)               1,250          1,217
New York State Dormitory Auth. Rev.
 (Upstate Community Colleges)                                      5.25%         7/1/2012 (2)               6,170          6,316
New York State Dormitory Auth. Rev.
 (Vassar Brothers Hosp.)                                           5.25%         7/1/2017 (4)               8,025          7,894
New York State Dormitory Auth. Rev.
 (Vassar Brothers Hosp.)                                          5.375%         7/1/2025 (4)               7,000          6,782
New York State Energy Research & Dev. Auth. PCR
 (Niagara Mohawk)                                                  5.15%        11/1/2025 (2)               5,000          4,733
New York State Energy Research & Dev. Auth. PCR
 (Niagara Mohawk)                                                 6.625%        10/1/2013 (3)              10,000         10,348
New York State GO                                                  5.75%        5/15/2011 (4)               4,540          4,872
New York State GO                                                 5.875%        5/15/2012 (4)               4,670          5,033
New York State Local Govt. Assistance Corp. Rev.                  4.875%         4/1/2020 (1)               9,800          8,988
New York State Local Govt. Assistance Corp. Rev.                   5.25%         4/1/2015 (2)               8,000          8,037
New York State Local Govt. Assistance Corp. Rev.                  5.375%         4/1/2019 (1)               3,000          2,981
New York State Medical Care Fac. Finance Agency
 (Mental Health Services)                                          5.50%        8/15/2021 (3)+              8,000          7,950
New York State Medical Care Fac. Finance Agency
 (Mental Health Services)                                          6.00%        8/15/2015 (1)                 150            158
New York State Medical Care Fac. Finance Agency
 (Mental Health Services)                                         6.375%        2/15/2002 (3)(Prere.)       6,000          6,261
New York State Medical Care Fac. Finance Agency
 (Mental Health Services)                                         6.375%        8/15/2010 (3)                 100            104
New York State Medical Care Fac. Finance Agency
 (Mental Health Services)                                          7.40%        8/15/2007 (1)                 425            427

                                       22
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
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
                                                                                                             FACE          MARKET
                                                                                MATURITY                   AMOUNT          VALUE*
                                                                  COUPON            DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
New York State Medical Care Fac. Finance Agency
 (Sisters of Charity-Buffalo)                                     6.625%        11/1/2018 (2)         $     5,500   $      5,695
New York State Thruway Auth. Rev. (General)                        5.00%         1/1/2020 (1)               5,055          4,736
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund)                                     5.30%         4/1/2010 (1)               3,775          3,881
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund)                                     5.50%         4/1/2015 (1)              12,480         12,692
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund)                                     5.75%         4/1/2012 (3)               5,575          5,951
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund)                                     5.75%         4/1/2013 (3)               5,870          6,226
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund)                                     5.75%         4/1/2014 (3)               3,000          3,170
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund)                                     5.75%         4/1/2015 (3)               2,500          2,629
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund)                                     5.75%         4/1/2016 (3)               2,080          2,175
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund)                                     6.00%         4/1/2012 (4)               2,800          3,046
New York State Thruway Auth. Rev. (Service Contract)               5.75%         4/1/2004 (1)(Prere.)       4,000          4,235
New York State Thruway Auth. Rev. (Service Contract)               5.75%         4/1/2014 (1)               4,000          4,217
New York State Urban Dev. Corp. Rev.                               5.50%         4/1/2016 (1)              13,350         13,534
New York State Urban Dev. Corp. Rev.
 (Correctional Fac. Service Contract)                              5.00%         1/1/2017 (2)               6,670          6,448
New York State Urban Dev. Corp.
 (Correctional Fac. Service Contract)                             5.375%         1/1/2012 (1)              21,375         21,651
New York State Urban Dev. Corp.
 (Correctional Fac. Service Contract)                              6.00%         1/1/2011 (2)               2,500          2,709
New York State Urban Dev. Corp.
 (Correctional Fac. Service Contract)                              6.00%         1/1/2012 (2)               3,000          3,238
New York State Urban Dev. Corp.
 (Correctional Fac. Service Contract)                              6.00%         1/1/2013 (2)               4,110          4,416
New York State Urban Dev. Corp.
 (Correctional Fac. Service Contract)                              6.00%         1/1/2014 (2)               5,000          5,354
Niagara Falls NY Bridge Comm. Rev.                                 5.25%        10/1/2015 (3)               5,000          5,108
Niagara Falls NY Bridge Comm. Rev.                                 6.25%        10/1/2020 (3)               8,685          9,724
Niagara Falls NY Bridge Comm. Rev.                                 6.25%        10/1/2021 (3)               9,230         10,327
North Hempstead NY GO                                              6.30%         4/1/2008 (3)               2,055          2,264
North Hempstead NY GO                                              6.40%         4/1/2010 (3)               1,500          1,685
North Hempstead NY GO                                              6.40%         4/1/2011 (3)               2,075          2,349
North Hempstead NY Solid Waste Auth.                               5.00%         2/1/2012 (1)               3,370          3,367
Smithtown NY GO                                                    5.25%         4/1/2006 (1)               1,000          1,028
Smithtown NY GO                                                    5.45%         4/1/2008 (1)                 400            413
Suffolk County NY GO                                               5.20%        7/15/2008 (3)               1,100          1,118
Suffolk County NY Water Auth. Rev.                                 5.25%         6/1/2010 (2)(ETM)          3,790          3,937
Suffolk County NY Water Auth. Rev.                                 5.25%         6/1/2011 (2)(ETM)          2,380          2,472
Suffolk County NY Water Auth. Rev.                                 5.25%         6/1/2012 (2)(ETM)          4,290          4,425
Suffolk County NY Water Auth. Rev.                                 5.25%         6/1/2017 (2)               1,695          1,701
Suffolk County NY Water Auth. Rev.                                 5.75%         6/1/2002 (2)(Prere.)       1,100          1,145
Suffolk County NY Water Auth. Rev.                                 5.75%         6/1/2013 (2)               7,340          7,505
Town of Hempstead NY GO                                            5.50%         8/1/2005 (3)(Prere.)         190            202
Town of Hempstead NY GO                                            5.50%         8/1/2011 (3)               2,260          2,344
Town of Hempstead NY GO                                           5.625%         2/1/2006 (3)(Prere.)         480            513
Town of Hempstead NY GO                                           5.625%         2/1/2012 (3)               1,220          1,272

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
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
                                                                                                             FACE          MARKET
                                                                                MATURITY                   AMOUNT          VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND                       COUPON             DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
Town of Hempstead NY GO                                           5.625%         2/1/2013 (3)         $       960   $        996
Triborough Bridge & Tunnel Auth. NY Rev.                           5.00%         1/1/2016 (4)               9,000          8,749
Triborough Bridge & Tunnel Auth. NY Rev.                          5.125%         1/1/2015 (1)               6,500          6,464
Triborough Bridge & Tunnel Auth. NY Rev.                           5.50%         1/1/2017 (2)               3,745          3,750
Yonkers NY School Dist. GO                                         5.60%         8/1/2009 (3)                 535            561
Yonkers NY School Dist. GO                                         5.70%         8/1/2010 (3)                 545            573

OUTSIDE NEW YORK:

Puerto Rico Electric Power Auth. Rev.                              5.25%         7/1/2015 (4)               5,000          5,121
Puerto Rico GO                                                     5.00%         7/1/2017 (1)              11,475         11,372
Puerto Rico GO                                                     5.00%         7/1/2018 (1)               2,650          2,611
Puerto Rico Govt. Dev. Bank VRDO                                   3.85%        12/6/2000 (1)              10,285         10,285
Puerto Rico Highway & Transp. Auth. VRDO                           3.60%        12/6/2000 (2)               1,600          1,600
Puerto Rico Infrastructure Finance Auth.
 Special Tax Rev.                                                  5.00%         7/1/2021 (2)              16,935         16,302
Puerto Rico Muni. Finance Agency GO                                5.75%         8/1/2011 (4)              15,810         17,227
Puerto Rico Muni. Finance Agency GO                               5.875%         8/1/2014 (4)               6,480          7,026
Puerto Rico Muni. Finance Agency GO                                6.00%         8/1/2016 (4)               2,645          2,870
                                                                                                                    -------------
                                                                                                                    $  1,421,846
                                                                                                                    -------------
SECONDARY MARKET INSURED (5.4%)
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                         4.75%        6/15/2025 (4)               6,000          5,324
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                         5.00%        6/15/2017 (3)               4,000          3,847
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                         5.75%        6/15/2029 (1)               5,000          5,079
New York City Transitional Finance Auth.                           4.75%       11/15/2023 (3)               5,385          4,785
New York State Dormitory Auth. Rev.
 (City Univ. of New York)                                          5.75%         7/1/2009 (3)               3,750          4,017
New York State Dormitory Auth. Rev.
 (City Univ. of New York)                                          5.75%         7/1/2011 (3)               5,950          6,409
New York State Dormitory Auth. Rev.
 (Mental Health Services)                                         5.375%        2/15/2026 (1)               7,500          7,322
New York State Dormitory Auth. Rev.
 (State Univ. Educ. System)                                        5.50%        5/15/2026 (1)              12,805         12,718
New York State Medical Care Fac. Finance Agency                    5.25%        2/15/2019 (3)              16,230         15,802
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund)                                     5.00%         4/1/2016 (4)               7,400          7,206
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund)                                     5.00%         4/1/2018 (4)               5,450          5,212
Port Auth. of New York & New Jersey                                6.50%        1/15/2026 (1)               1,500          1,518
Triborough Bridge & Tunnel Auth. NY Rev.                           6.75%         1/1/2009 (2)               3,000          3,342
Triborough Bridge & Tunnel Auth. NY Rev.                          6.875%         1/1/2015 (3)               7,000          7,154
                                                                                                                    -------------
                                                                                                                    $     89,735
                                                                                                                    -------------
NONINSURED (7.6%)
Long Island NY Power Auth. Electric System Rev. VRDO               3.80%        12/6/2000 LOC              11,000         11,000
Long Island NY Power Auth. Electric System Rev. VRDO               4.25%        12/4/2000 LOC               2,800          2,800
Muni. Assistance Corp. for New York City NY Rev.                   5.50%         7/1/2001                  10,000         10,071
New York City NY GO VRDO                                           3.95%        12/6/2000 LOC               1,350          1,350
New York City NY GO VRDO                                           4.25%        12/4/2000 LOC               8,100          8,100
New York City NY Health & Hosp. Corp. Rev. VRDO
 (Health Systems)                                                  3.85%        12/6/2000 (4)LOC           10,600         10,600
New York City NY Transitional Finance Auth. Rev. VRDO              4.20%        12/4/2000                  33,825         33,825
New York State Dormitory Auth. Rev. (Columbia Univ.)               5.75%         7/1/2015                  11,965         12,109
New York State Dormitory Auth. Rev. (Rockefeller Univ.)            5.00%         7/1/2018                   4,555          4,405
New York State Dormitory Auth. Rev. VRDO (Cornell Univ.)           4.05%        12/7/2000                   7,000          7,000
New York State Energy Research & Dev. Auth. VRDO
 (Consolidated Edison Co.)                                         4.00%        12/6/2000                   6,300          6,300

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE          MARKET
                                                                                 MATURITY                  AMOUNT          VALUE*
                                                                  COUPON             DATE                    (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
New York State Energy Research & Dev. Auth. VRDO
 (Consolidated Edison Co.)                                         4.05%        12/6/2000                   5,700          5,700
New York State Environmental Fac. Water PCR                        5.55%        7/15/2009 LOC               2,000          2,106
Onondaga County NY Public Improvements                            5.875%        2/15/2008                   2,475          2,663
Westchester County NY GO                                           6.70%        11/1/2008                   3,250          3,717
Westchester County NY GO                                           6.70%        11/1/2009                   3,645          4,208
                                                                                                                    -------------
                                                                                                                    $    125,954
                                                                                                                    -------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (COST $1,603,653)                                                                                                  $  1,637,535
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.6%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                $     31,241
Liabilities                                                                                                               (4,382)
                                                                                                                    -------------
                                                                                                                    $     26,859
                                                                                                                    -------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------------
Applicable to 153,622,210 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                                                          $  1,664,394
=================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $      10.83
=================================================================================================================================

*See Note A in Notes to Financial Statements.
+Securities  with a value of $6,062,000  have been  segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 26.

------------------------------------------------------------------------------
AT NOVEMBER 30, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
                                                  AMOUNT                  PER
                                                   (000)                SHARE
------------------------------------------------------------------------------
Paid-in Capital--Note E                      $ 1,630,845              $ 10.61
Undistributed Net Investment Income                   --                   --
Accumulated Net Realized Losses--Note E           (1,233)                (.01)
Unrealized Appreciation--Note F
 Investment Securities                            33,882                  .22
 Futures Contracts                                   900                  .01
------------------------------------------------------------------------------
NET ASSETS                                   $ 1,664,394              $ 10.83
==============================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.


Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                                        NEW YORK
                                                     NEW YORK            INSURED
                                                   TAX-EXEMPT          LONG-TERM
                                                 MONEY MARKET         TAX-EXEMPT
                                                         FUND               FUND
                                              ----------------------------------
                                                   YEAR ENDED NOVEMBER 30, 2000
                                              ----------------------------------
                                                        (000)              (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                          $  38,679          $  83,097
--------------------------------------------------------------------------------
  Total Income                                     $  38,679          $  83,097
--------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
  Investment Advisory Services                           106                172
  Management and Administrative                        1,061              2,530
  Marketing and Distribution                             157                216
 Custodian Fees                                           13                 17
 Auditing Fees                                             8                  9
 Shareholders' Reports                                     6                 23
 Trustees' Fees and Expenses                               1                  2
--------------------------------------------------------------------------------
  Total Expenses                                   $   1,352          $   2,969
  Expenses Paid Indirectly--Note C                       (11)               (48)
--------------------------------------------------------------------------------
  Net Expenses                                     $   1,341          $   2,921
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                              $  37,338          $  80,176
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                               (8)            (2,333)
 Futures Contracts                                        --              2,125
--------------------------------------------------------------------------------
REALIZED NET LOSS                                         (8)              (208)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                   --             59,628
  Futures Contracts                                       --                900
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)          --             60,528
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                   $  37,330          $ 140,496
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------
                                                 NEW YORK                           NEW YORK
                                                TAX-EXEMPT                     INSURED LONG-TERM
                                             MONEY MARKET FUND                   TAX-EXEMPT FUND
                                          ---------------------            ----------------------
                                                                YEAR ENDED NOVEMBER 30,
                                          -------------------------------------------------------
                                                2000        1999            2000            1999
                                               (000)       (000)           (000)           (000)
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                   $    37,338   $  19,239     $    80,176     $    76,372
 Realized Net Loss                                (8)         (3)           (208)           (981)
 Change in Unrealized Appreciation
  (Depreciation)                                  --          --          60,528        (112,557)
-------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                  37,330      19,236         140,496         (37,166)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                       (37,338)    (19,239)        (80,176)        (76,372)
 Realized Capital Gain                            --          --              --         (11,381)
-------------------------------------------------------------------------------------------------
  Total Distributions                        (37,338)    (19,239)        (80,176)        (87,753)
-------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                    1,223,903     920,274         403,688         524,842
 Issued in Lieu of Cash Distributions         35,923      18,542          57,454          65,691
 Redeemed                                   (903,769)   (624,003)       (386,687)       (341,929)
-------------------------------------------------------------------------------------------------
  Net Increase from Capital Share
   Transactions                              356,057     314,813          74,455         248,604
-------------------------------------------------------------------------------------------------
 Total Increase                              356,049     314,810         134,775         123,685
-------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year                           798,274     483,464       1,529,619       1,405,934
-------------------------------------------------------------------------------------------------
End of Year                              $ 1,154,323   $ 798,274     $ 1,664,394     $ 1,529,619
=================================================================================================

1Shares Issued (Redeemed)
 Issued                                    1,223,903     920,274          38,411          47,958
 Issued in Lieu of Cash Distributions         35,923      18,542           5,455           6,029
 Redeemed                                   (903,769)   (624,003)        (37,068)        (31,589)
-------------------------------------------------------------------------------------------------
  Net Increase in Shares Outstanding     $   356,057   $ 314,813     $     6,798     $    22,398
=================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

----------------------------------------------------------------------------------------------------------
                                                              NEW YORK TAX-EXEMPT MONEY MARKET FUND
                                                                      YEAR ENDED NOVEMBER 30,
                                                                 -----------------------------  SEP. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                   2000       1999     1998    NOV. 30, 1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 1.00     $ 1.00   $ 1.00          $ 1.00
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                           .038       .030     .032            .008
 Net Realized and Unrealized Gain (Loss) on Investments            --         --       --              --
----------------------------------------------------------------------------------------------------------
  Total from Investment Operations                               .038       .030     .032            .008
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                           (.038)     (.030)   (.032)          (.008)
 Distributions from Realized Capital Gains                         --         --       --              --
----------------------------------------------------------------------------------------------------------
  Total Distributions                                           (.038)     (.030)   (.032)          (.008)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 1.00     $ 1.00   $ 1.00          $ 1.00
==========================================================================================================

TOTAL RETURN                                                    3.87%      3.01%    3.27%           0.84%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                         $ 1,154      $ 798    $ 483           $ 148
 Ratio of Total Expenses to Average Net Assets                  0.14%      0.17%    0.19%         0.20%**
 Ratio of Net Investment Income to Average Net Assets           3.81%      2.99%    3.19%         3.52%**
==========================================================================================================
 *Inception.
**Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)
---------------------------------------------------------------------------------------------------------

                                                           NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND
                                                                          YEAR ENDED NOVEMBER 30,
                                                              -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    2000       1999    1998     1997    1996
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $ 10.42    $ 11.30 $ 11.05  $ 10.99 $ 11.01
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                          .556       .547    .564     .572    .569
 Net Realized and Unrealized Gain (Loss) on Investments         .410      (.789)   .267     .101    .045
---------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              .966      (.242)   .831     .673    .614
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                          (.556)     (.547)  (.564)   (.572)  (.569)
 Distributions from Realized Capital Gains                        --      (.091)  (.017)   (.041)  (.065)
---------------------------------------------------------------------------------------------------------
  Total Distributions                                          (.556)     (.638)  (.581)   (.613)  (.634)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $ 10.83    $ 10.42 $ 11.30  $ 11.05 $ 10.99
=========================================================================================================

TOTAL RETURN                                                   9.56%     -2.25%   7.69%    6.36%   5.84%
=========================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                          $ 1,664    $ 1,530 $ 1,406  $ 1,133   $ 959
 Ratio of Total Expenses to Average Net Assets                 0.20%      0.20%   0.21%    0.20%   0.20%
 Ratio of Net Investment Income to Average Net Assets          5.28%      5.02%   5.03%    5.26%   5.28%
 Portfolio Turnover Rate                                         21%         5%     17%       6%      5%
=========================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard New York Tax-Exempt Funds comprise the New York Tax-Exempt Money Market and New York Insured Long-Term Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New York.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3.  FUTURES  CONTRACTS:  The  Insured  Long-Term  Tax-Exempt  Fund  may use
Municipal  Bond Index,  U.S.  Treasury  Bond,  and U.S.  Treasury  Note  futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors bysimultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:


--------------------------------------------------------------------------------
                              CAPITAL CONTRIBUTED    PERCENTAGE       PERCENTAGE
                                      TO VANGUARD       OF FUND    OF VANGUARD'S
NEW YORK TAX-EXEMPT FUND                    (000)    NET ASSETS   CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                                $ 209         0.02%            0.21%
Insured Long-Term                             307         0.02             0.31
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 2000, these arrangements reduced expenses by:

-------------------------------------------------------------------
                                         EXPENSE REDUCTION
                                              (000)
                              -------------------------------------
                              MANAGEMENT AND              CUSTODIAN
NEW YORK TAX-EXEMPT FUND      ADMINISTRATIVE                   FEES
-------------------------------------------------------------------
 Money Market                             --                   $ 11
Insured Long-Term                       $ 33                     15
-------------------------------------------------------------------

D. During the year ended November 30, 2000, the Insured Long-Term Tax-Exempt Fund purchased $271,320,000 of investment securities and sold $300,190,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $333,000 through November 30, 2000, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). The fund used a capital loss carryforward of $798,000 to offset taxable capital gains realized during the year ended November 30, 2000, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $64,000 from accumulated net realized gains to paid-in capital.

F. At November 30, 2000, net unrealized appreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $33,549,000, consisting of unrealized gains of $45,425,000 on securities that had risen in value since their purchase and $11,876,000 in unrealized losses on securities that had fallen in value since their purchase. (See Note E.)
     At November 30, 2000, the aggregate settlement value of open futures contracts expiring through December 2000 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                         (000)
                                       -----------------------------------------
                                       NUMBER OF      AGGREGATE
NEW YORK TAX-EXEMPT FUND/                   LONG     SETTLEMENT       UNREALIZED
FUTURES CONTRACTS                      CONTRACTS          VALUE     APPRECIATION
--------------------------------------------------------------------------------
Insured Long-Term/
 Municipal Bond Index                        285       $ 28,812            $ 900
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

G. In November 2000, the American Institute of Certified Public Accountants issued new accounting guidelines for investment companies, which will require the Insured Long-Term Tax Exempt Fund to change its accounting principles to begin to accrete market discounts on municipal bonds effective for the fiscal year ending November 30, 2002. This accounting change will not affect the fund's net asset value, total return, or distributions to shareholders, but may result in certain amounts being reclassified from realized and unrealized gain to interest income for financial statement purposes. Management of the fund believes this change will have no material effect on the financial statements.

REPORT
 OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Trustees of Vanguard New York Tax-Exempt Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Tax-Exempt Money Market Fund and New York Insured Long-Term Tax-Exempt Fund (constituting Vanguard New York Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 2, 2001





--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD NEW YORK TAX-EXEMPT FUNDS

This information for the fiscal year ended November 30, 2000, is included pursuant to provisions of the Internal Revenue Code.
     The Insured Long-Term Tax-Exempt Fund distributed $64,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     Each fund designates 100% of its income dividends as exempt-interest dividends.

THE VANGUARD(R)
 FAMILY OF FUNDS


STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock
 Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
 Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and
 Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock
 Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative
 Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
 Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
Admiral(TM) Intermediate-Term
 Treasury Fund
Admiral(TM) Long-Term
 Treasury Fund
Admiral(TM) Short-Term
 Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term
 Tax-Exempt Fund
Intermediate-Term Bond
 Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term
 Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS

Admiral(TM) Treasury
 Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
dex Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio



For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.
--------------------------------------------------------------------------------
BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.
--------------------------------------------------------------------------------
ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.
--------------------------------------------------------------------------------
JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.
--------------------------------------------------------------------------------
J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 John C. Bogle
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania, 19482-2600


ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard &  Poor's(R),  S&P(R),  S&P  500(R),  Standard & Poor's 500,  500,  S&P
MidCap400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q760 012001